Exhibit 10.14

SUBSIDIARY GUARANTOR JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this “Agreement”), dated as of June 7, 2013, is entered into by and among iParty Corp., a Delaware corporation, (“iParty”), iParty Retail Stores Corp., a Delaware corporation (iParty Retail”), ( iParty and iParty Retail each the “New Subsidiary”), and Deutsche Bank Trust Company Americas, a Delaware limited liability company as administrative agent and collateral agent (in such capacity, the “Administrative Agent”), under that certain ABL Credit Agreement dated as of July 27, 2012 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among, inter alia, Party City Holdings Inc., a Delaware corporation, Party City Corporation, a Delaware corporation (together with Party City Holdings Inc., the “Borrowers”), PC Intermediate Holdings, Inc. a Delaware corporation, the Subsidiaries of the Borrowers from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

WHEREAS, the New Subsidiary is a Domestic Subsidiary required by Section 5.12 of the Credit Agreement to become a Loan Guarantor under the Credit Agreement and be joined to as a party to the Pledge and Security Agreement; and

WHEREAS, the New Subsidiary will materially benefit from the credit facilities made available and to be made available to the Borrowers by the Lenders under the Credit Agreement;

NOW, THEREFORE, the New Subsidiary hereby agrees as follows with the Administrative Agent, for the benefit of the Lenders and the Issuing Banks:

1. Joinder. The New Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the New Subsidiary will be deemed to be a Loan Party under the Credit Agreement and a Loan Guarantor for all purposes of the Credit Agreement and shall have (and hereby unconditionally, absolutely and irrevocably assumes) all of the rights, benefits, duties and obligations of a Loan Party and a Loan Guarantor under the Credit Agreement as if it had executed the Credit Agreement. The New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Agreement, including without limitation (a) all of the representations and warranties of the Loan Parties set forth in Article III of the Credit Agreement (to the extent made or deemed made on or after the effective date hereof), (b) all of the covenants set forth in Articles V and VI of the Credit Agreement and (c) all of the guaranty obligations set forth in Article X of the Credit Agreement. Without limiting the generality of the foregoing terms of this paragraph 1, the New Subsidiary, subject to the limitations set forth in Section 10.10 of the Credit Agreement, hereby absolutely and unconditionally guarantees, jointly and severally with the other Loan Guarantors, to the Administrative Agent and the Lenders, the prompt payment of the Guaranteed Obligations in full when due (whether at stated maturity, upon acceleration or otherwise) to the extent of and in accordance with Article X of the Credit Agreement.

2. Guaranty. The New Subsidiary hereby waives acceptance by the Administrative Agent and the Lenders of the guaranty by the New Subsidiary upon the execution of this Agreement by the New Subsidiary.

3. Security. Attached hereto as Schedule A is the information required under Schedules 2.21(a) and 2.21(b) of the Credit Agreement and such Schedules to the Credit Agreement are hereby supplemented to include the information attached hereto as Schedule A. The New Subsidiary is, simultaneously with the execution of this Agreement, executing and delivering such Collateral Documents as requested by the Administrative Agent in accordance with the Credit Agreement.

4. Miscellaneous.

(a) Severability. Whenever possible, each provision of this Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement. This Agreement is to be read, construed and applied together with the Credit Agreement and the other Loan Documents which, taken together, set forth the complete understanding and agreement of the Administrative Agent, the Lenders, the Issuing Banks and the New Subsidiary with respect to the matters referred to herein and therein.

(b) Successors and Assigns. This Agreement and all obligations of the new Subsidiary hereunder shall be binding upon the successors and assigns of the New Subsidiary (including any debtor-in-possession on behalf of the New Subsidiary) and shall, together with the rights and remedies of the Administrative Agent, for the benefit of the Administrative Agent, the Lenders and the Issuing Banks, hereunder, inure to the benefit of the Administrative Agent, the Lenders and the Issuing Banks, all future holders of any instrument evidencing any of the Obligations and their respective successors and assigns.

(c) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or by email as a “.pdf” or “.tif” attachment shall be effective as delivery of a manually executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by facsimile or other electronic method of transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of such agreement.

(d) Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

(e) Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

IN WITNESS WHEREOF, the New Subsidiary has caused this Agreement to be duly executed by its authorized officer and the Administrative Agent, for the benefit of the Lenders and the Issuing Banks, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

iPARTY CORP. iPARTY RETAIL STORES CORP.

By:	/s/ Michael A. Correale
Name:	Michael A. Correale
Title:	Vice President

Acknowledged and accepted:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent

By:	/s/ Michael Getz
Name: Michael Getz
Title: Vice President

By:	/s/ Marcus M. Tarkington
Name: Marcus M. Tarkington
Title: Director

Schedule 2.21(a)

DDAS

Entity	Type of Account	Location	Store Location City	Store Location State	Bank	Account #
iParty Retail Stores Corp.	Depository	19	So. Portland	ME	Key Bank	191254003418
iParty Retail Stores Corp.	Depository	50	Augusta	ME	Key Bank	191254003418
iParty Retail Stores Corp.	Depository	51	Williston	VT	Key Bank	191254003418
iParty Retail Stores Corp.	Depository	66	Bangor	ME	Key Bank	191254003418
iParty Retail Stores Corp.	Depository	10	Southington	CT	Sovereign Bank New England	63900000447
iParty Retail Stores Corp.	Depository	11	West Hartford	CT	Sovereign Bank New England	63900000447
iParty Retail Stores Corp.	Depository	12	Cranston	RI	Sovereign Bank New England	63900000447
iParty Retail Stores Corp.	Depository	14	Enfield	CT	Sovereign Bank New England	63900000447
iParty Retail Stores Corp.	Depository	42	Manchester	NH	Sovereign Bank New England	63900000447
iParty Retail Stores Corp.	Depository	43	Nashua	NH	Sovereign Bank New England	63900000447
iParty Retail Stores Corp.	Depository	47	Nashua	NH	Sovereign Bank New England	63900000447
iParty Retail Stores Corp.	Depository	54	Lincoln	RI	Sovereign Bank New England	63900000447
iParty Retail Stores Corp.	Depository	56	Warwick	RI	Sovereign Bank New England	63900000447
iParty Retail Stores Corp.	Depository	71	Manchester	CT	Sovereign Bank New England	63900000447
iParty Retail Stores Corp.	Depository	72	Plaistow	NH	Sovereign Bank New England	63900000447

Entity	Type of Account	Location	Store Location City	Store Location State	Bank	Account #
iParty Retail Stores Corp.	Disbursement	Corporate			Sovereign Bank New England	75860016759
iParty Retail Stores Corp.	Depository Operating (Funding)	Corporate			Sovereign Bank New England	75860016767
iParty Retail Stores Corp.	Depository	1	West Roxbury	MA	Sovereign Bank New England	75860016775
iParty Retail Stores Corp.	Depository	2	Saugus	MA	Sovereign Bank New England	75860016775
iParty Retail Stores Corp.	Depository	4	Natick	MA	Sovereign Bank New England	75860016775
iParty Retail Stores Corp.	Depository	5	Quincy	MA	Sovereign Bank New England	75860016775
iParty Retail Stores Corp.	Depository	6	Shrewsbury	MA	Sovereign Bank New England	75860016775
iParty Retail Stores Corp.	Depository	13	Burlington	MA	Sovereign Bank New England	75860016775
iParty Retail Stores Corp.	Depository	15	S. Attleboro	MA	Sovereign Bank New England	75860016775
iParty Retail Stores Corp.	Depository	17	Medford	MA	Sovereign Bank New England	75860016775
iParty Retail Stores Corp.	Depository	18	Bellingham	MA	Sovereign Bank New England	75860016775
iParty Retail Stores Corp.	Depository	21	S. Weymoouth	MA	Sovereign Bank New England	75860016775
iParty Retail Stores Corp.	Depository	22	Avon	MA	Sovereign Bank New England	75860016775
iParty Retail Stores Corp.	Depository	26	Raynham	MA	Sovereign Bank New England	75860016775
iParty Retail Stores Corp.	Depository	30	N. Dartmouth	MA	Sovereign Bank New England	75860016775
iParty Retail Stores Corp.	Depository	34	Chelmsford	MA	Sovereign Bank New England	75860016775
iParty Retail Stores Corp.	Depository	36	Pembroke	MA	Sovereign Bank New England	75860016775
iParty Retail Stores Corp.	Depository	38	Brighton	MA	Sovereign Bank New England	75860016775

Entity	Type of Account	Location	Store Location City	Store Location State	Bank	Account #
iParty Retail Stores Corp.	Depository	46	Walpole	MA	Sovereign Bank New England	75860016775
iParty Retail Stores Corp.	Depository	48	Millbury	MA	Sovereign Bank New England	75860016775
iParty Retail Stores Corp.	Depository	52	Leominster	MA	Sovereign Bank New England	75860016775
iParty Retail Stores Corp.	Depository	55	Sturbridge	MA	Sovereign Bank New England	75860016775
iParty Retail Stores Corp.	Depository	57	Plymouth	MA	Sovereign Bank New England	75860016775
iParty Retail Stores Corp.	Depository	60	Chicopee	MA	Sovereign Bank New England	75860016775
iParty Retail Stores Corp.	Depository	65	Seekonk	MA	Sovereign Bank New England	75860016775
iParty Retail Stores Corp.	Depository	68	Peabody	MA	Sovereign Bank New England	75860016775
iParty Retail Stores Corp.	Depository	70	Boston	MA	Sovereign Bank New England	75860016775
iParty Retail Stores Corp.	Depository	73	Waltham	MA	Sovereign Bank New England	75860016775
iParty Retail Stores Corp.	Depository/Mc/Visa/Discover	Corporate			Sovereign Bank New England	75860016783
iParty Retail Stores Corp.	Depository/American Express	Corporate			Sovereign Bank New England	75860016791
iParty Retail Stores Corp.	Depository	44	Portsmouth	NH	Citizens Bank	330782-745-8
iParty Retail Stores Corp.	Depository	49	Waterford	CT	Citizens Bank	330782-745-8
iParty Retail Stores Corp.	Depository	53	West Lebanon	NH	Citizens Bank	330782-745-8
iParty Retail Stores Corp.	Depository	59	Keene	NH	Citizens Bank	330782-745-8
iParty Retail Stores Corp.	Depository	9	E. Longmeadow	MA	Citizens Bank	130327-026-6
iParty Retail Stores Corp.	Depository	69	Dorchester	MA	Citizens Bank	130327-026-6
iParty Retail Stores Corp.	Depository	25	St. Petersburg	FL	Wells Fargo Bank, NA	2000033058438
iParty Retail Stores Corp.	Depository	27	Clearwater	FL	Wells Fargo Bank, NA	2000033058438
iParty Retail Stores Corp.	Depository	28	Sarasota	FL	Wells Fargo Bank, NA	2000033058438

Entity	Type of Account	Location	Store Location City	Store Location State	Bank	Account #
iParty Retail Stores Corp.	Depository	39	Wallingford	CT	Wells Fargo Bank, NA	2000033058438
iParty Retail Stores Corp.	Depository	58	Citrus Park	FL	Wells Fargo Bank, NA	2000033058438
iParty Retail Stores Corp.	Depository	62	E. Hartford	CT	Wells Fargo Bank, NA	2000033058438
iParty Retail Stores Corp.	Depository	64	Port Richey	FL	Wells Fargo Bank, NA	2000033058438

Schedule 2.21(b)

Credit Card Processing

Company	Credit Card Processor	Bank Account
iParty Retail Store Corp.	Bank of America Merchant Services Attn: Shannon Moore 4151 EXECUTIVE PARKWAY WESTERVILLE, OH 43081	Master Card/Visa Discover Sovereign Bank New England Acct# 75860016783

iParty Retail Stores Corp.	General Counsel’s Office American Express Travel Related Services Company, Inc. 3 World Financial Center 200 Vesey Street New York, NY 10285-4906 Attn.: Establishment Services Practice Group	American Express Sovereign Bank New England Acct# 75860016791